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                                  EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                            SECTION 906 CERTIFICATION

         I, Victor Gura, M.D., Chief Executive Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                NATIONAL QUALITY CARE, INC.


Dated: June 24, 2003                            By: /s/ Victor Gura, M.D.
                                                    ----------------------------
                                                    Victor Gura, M.D.
                                                    Chief Executive Officer